POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, HENRY A. SCHIMBERG, President and Chief Executive Officer and a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Executive Vice President and Chief Administrative Officer of the Company, and John R. Parker, Jr., Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Bottling Company of St. Louis Bargaining Employees' Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. Savings and Investment Plan for Certain Bargaining Employees, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, and the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of October, 1999.

                               S/ HENRY A. SCHIMBERG
                               ____________________________________
                               Henry A. Schimberg, President and
                               Chief Executive Officer and a Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, HOWARD G. BUFFETT, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Executive Vice President and Chief Administrative Officer of the Company, and John R. Parker, Jr., Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Bottling Company of St. Louis Bargaining Employees' Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. Savings and Investment Plan for Certain Bargaining Employees, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, and the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of October, 1999.

                               S/ HOWARD G. BUFFETT
                               ____________________________________
                               Howard G. Buffett, Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, JAMES E. CHESTNUT, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Executive Vice President and Chief Administrative Officer of the Company, and John R. Parker, Jr., Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Bottling Company of St. Louis Bargaining Employees' Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. Saving and Investment Plan for Certain Bargaining Employees, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, and the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of October, 1999.

                               S/ JAMES E. CHESTNUT
                               ____________________________________
                               James E. Chestnut, Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, JOHN L. CLENDENIN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Executive Vice President and Chief Administrative Officer of the Company, and John R. Parker, Jr., Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Bottling Company of St. Louis Bargaining Employees' Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. Savings and Investment Plan for Certain Bargaining Employees, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, and the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of October, 1999.

                              S/ JOHN L. CLENDENIN
                              ____________________________________
                              John L. Clendenin, Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, JOHNNETTA B. COLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Executive Vice President and Chief Administrative Officer of the Company, and John R. Parker, Jr., Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Bottling Company of St. Louis Bargaining Employees' Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. Savings and Investment Plan for Certain Bargaining Employees, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, and the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of October, 1999.

                               S/ JOHNNETTA B. COLE
                               ____________________________________
                               Johnnetta B. Cole, Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, J. TREVOR EYTON, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Executive Vice President and Chief Administrative Officer of the Company, and John R. Parker, Jr., Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Bottling Company of St. Louis Bargaining Employees' Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. Savings and Investment Plan for Certain Bargaining Employees, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, and the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of October, 1999.

                              S/ J. TREVOR EYTON
                              ____________________________________
                              J. Trevor Eyton, Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, JOSEPH R. GLADDEN, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Executive Vice President and Chief Administrative Officer of the Company, and John R. Parker, Jr., Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Bottling Company of St. Louis Bargaining Employees' Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. Savings and Investment Plan for Certain Bargaining Employees, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, and the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of October, 1999.

                              S/ JOSEPH R. GLADDEN, JR.
                              ____________________________________
                              Joseph R. Gladden, Jr., Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, CLAUS M. HALLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Executive Vice President and Chief Administrative Officer of the Company, and John R. Parker, Jr., Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Bottling Company of St. Louis Bargaining Employees' Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. Savings and Investment Plan for Certain Bargaining Employees, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, and the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of October, 1999.

                              S/ CLAUS M. HALLE
                              ____________________________________
                              Claus M. Halle, Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, L. PHILLIP HUMANN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Executive Vice President and Chief Administrative Officer of the Company, and John R. Parker, Jr., Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Bottling Company of St. Louis Bargaining Employees' Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. Saving and Investment Plan for Certain Bargaining Employees, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, and the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of October, 1999.

                              S/ L. PHILLIP HUMANN
                              ____________________________________
                               L. Phillip Humann, Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, JOHN E. JACOB, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Executive Vice President and Chief Administrative Officer of the Company, and John R. Parker, Jr., Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Bottling Company of St. Louis Bargaining Employees' Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. Saving and Investment Plan for Certain Bargaining Employees, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, and the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of October, 1999.

                               S/ JOHN E. JACOB
                               ____________________________________
                               John E. Jacob, Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, SUMMERFIELD K. JOHNSTON, JR., Chairman of the Board and a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Executive Vice President and Chief Administrative Officer of the Company, and John R. Parker, Jr., Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Bottling Company of St. Louis Bargaining Employees' Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. Savings and Investment Plan for Certain Bargaining Employees, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, and the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of October, 1999.

                              S/ SUMMERFIELD K. JOHNSTON, JR.
                              ____________________________________
                              Summerfield K. Johnston, Jr., Chairman of
                              the Board and a Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, ROBERT A. KELLER, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Executive Vice President and Chief Administrative Officer of the Company, and John R. Parker, Jr., Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Bottling Company of St. Louis Bargaining Employees' Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. Saving and Investment Plan for Certain Bargaining Employees, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, and the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of October, 1999.

                               S/ ROBERT A. KELLER
                               ____________________________________
                               Robert A. Keller, Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, JEAN-CLAUDE KILLY, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Executive Vice President and Chief Administrative Officer of the Company, and John R. Parker, Jr., Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Bottling Company of St. Louis Bargaining Employees' Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. Saving and Investment Plan for Certain Bargaining Employees, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, and the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of October, 1999.

                              S/ JEAN CLAUDE KILLY
                              ____________________________________
                              Jean-Claude Killy, Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, SCOTT L. PROBASCO, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Executive Vice President and Chief Administrative Officer of the Company, and John R. Parker, Jr., Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Bottling Company of St. Louis Bargaining Employees' Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. Savings and Investment Plan for Certain Bargaining Employees, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, and the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of October, 1999.

                               S/ SCOTT L. PROBASCO, JR.
                               ____________________________________
                               Scott L. Probasco, Jr., Director